Statements of Net Assets Available for Benefits - EBP 47-0914596 001 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 27,540,051	$ 21,930,114
Fully benefit-responsive investment contract, at contract value	133,930	157,417
Notes receivable from participants	378,555	369,782
Contributions receivable	0	19,952
Total Assets	28,052,536	22,477,265
Net assets available for benefits	$ 28,052,536	$ 22,477,265